UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 10, 2009

NRDC ACQUISITION CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (I.R.S. Employer Identification No.)

3 Manhattanville Road, Purchase, NY (Address of Principal Executive Offices)	10577 (Zip Code)

Registrant’s telephone number, including area code: (914) 272-8067

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 10, 2009, NRDC Acquisition Corp., a Delaware corporation (“NRDC Acquisition”) entered into letter agreements (the “Letter Agreement Amendments”) with each of NRDC Capital Management, LLC, William L. Mack, Robert C. Baker, Richard A. Baker, Lee S. Neibart, Michael J. Indiveri, Edward H. Meyer, Laura Pomerantz, Vincent Tese and Ronald W. Tysoe (collectively, the “Insiders”), amending each person’s Letter Agreement, dated as of October 17, 2007, among such person, NRDC Acquisition and Banc of America Securities LLC. Banc of America Securities LLC acknowledged and agreed to each of the Letter Agreement Amendments on August 13, 2009.

William L. Mack is the Chairman of NRDC Acquisition’s board of directors, Robert C. Baker is the Vice-Chairman of NRDC Acquisition’s board of directors, Richard A. Baker is NRDC Acquisition’s Chief Executive Officer and a member of NRDC Acquisition’s board of directors and Lee S. Neibart is NRDC Acquisition’s President and a member of NRDC Acquisition’s board of directors. Each of Michael J. Indiveri, Laura Pomerantz, Vincent Tese and Ronald W. Tysoe is an independent member of NRDC Acquisition’s board of directors. NRDC Capital Management, LLC is owned and controlled by William L. Mack, Robert C. Baker, Richard A. Baker and Lee S. Neibart.

Each Letter Agreement Amendment provides for the (i) termination of a provision requiring NRDC Acquisition to obtain an opinion from an independent investment banking firm regarding a “Business Combination” if such “Business Combination” involves an Insider or its affiliate, upon receipt of the Stockholder Approval (as defined in each Letter Agreement Amendment); (ii) termination of a provision requiring the Insider party thereto to refrain from recommending or taking any action to amend or waive any provisions of Article Fifth or Sixth of NRDC Acquisition’s certificate of incorporation, upon receipt of the Stockholder Approval (as defined in each Letter Agreement Amendment); (iii) amendment to a provision relating to fees to allow for the reimbursement by NRDC Acquisition of the Insider’s reasonable out-of-pocket expenses related to identifying, investigating and consummating a “Business Combination,” upon consummation of the transactions contemplated by the Framework Agreement, dated as of August 7, 2009 (the “Framework Agreement”), between NRDC Acquisition and NRDC Capital Management, LLC; (iv) amendment to the definition “Business Combination,” upon consummation of the transactions contemplated by the Framework Agreement; and (v) cancellation of the number of the Insider’s shares of NRDC Acquisition’s common stock specified in the Letter Agreement Amendment that were acquired prior to NRDC Acquisition’s initial public offering, prior to or upon the consummation of the transactions contemplated by the Framework Agreement.

The foregoing description is qualified in its entirety by reference to the full texts of the Letter Agreement Amendments, which are attached to this Current Report on Form 8-K as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

                 (d)     Exhibits:

Exhibit	Description
10.1	Letter Agreement, dated August 10, 2009, among NRDC Acquisition Corp., Banc of America Securities LLC and NRDC Capital Management, LLC
10.2	Letter Agreement, dated August 10, 2009, among NRDC Acquisition Corp., Banc of America Securities LLC and William L. Mack
10.3	Letter Agreement, dated August 10, 2009, among NRDC Acquisition Corp., Banc of America Securities LLC and Robert C. Baker
10.4	Letter Agreement, dated August 10, 2009, among NRDC Acquisition Corp., Banc of America Securities LLC and Richard A. Baker
10.5	Letter Agreement, dated August 10, 2009, among NRDC Acquisition Corp., Banc of America Securities LLC and Lee S. Neibart
10.6	Letter Agreement, dated August 10, 2009, among NRDC Acquisition Corp., Banc of America Securities LLC and Michael J. Indiveri
10.7	Letter Agreement, dated August 10, 2009, among NRDC Acquisition Corp., Banc of America Securities LLC and Edward H. Meyer
10.8	Letter Agreement, dated August 10, 2009, among NRDC Acquisition Corp., Banc of America Securities LLC and Laura Pomerantz

10.9	Letter Agreement, dated August 10, 2009, among NRDC Acquisition Corp., Banc of America Securities LLC and Vincent Tese
10.10	Letter Agreement, dated August 10, 2009, among NRDC Acquisition Corp., Banc of America Securities LLC and Ronald W. Tysoe

Additional Information

NRDC Acquisition has filed a preliminary proxy statement with the SEC in connection with the proposed transactions, certificate of incorporation amendments and the warrant amendments and to mail a definitive proxy statement and other relevant documents to NRDC Acquisition’s stockholders and warrantholders. NRDC Acquisition’s stockholders and warrantholders and other interested persons are advised to read the preliminary proxy statement, and, when available, amendments thereto, if any, and the definitive proxy statement in connection with solicitation of proxies for the special meetings of NRDC Acquisition’s stockholders and warrantholders to be held to approve the transactions, certificate of incorporation amendments and the warrant amendments because this proxy statement will contain important information about NRDC Acquisition and the proposed transactions. Such persons can also read NRDC Acquisition’s final prospectus from its initial public offering dated October 23, 2007, its annual report on form 10-K for the fiscal year ended December 31, 2008, which was filed with the SEC on March 13, 2009, as amended (“Annual Report”) and other reports as filed with the SEC, for a description of the security holdings of NRDC Acquisition’s officers and directors and their affiliates and their other respective interests in the successful consummation of the proposed transactions. The definitive proxy statement will be mailed to stockholders and warrantholders as of a record date to be established for voting on the proposed transactions, certificate of incorporation amendments and the warrant amendments and related transactions. Stockholders and warrantholders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: NRDC Acquisition Corp., 3 Manhattanville Road, Purchase, NY 10577, Attention: Joseph Roos, telephone (914) 272-8066.

Participation in Solicitation

NRDC Acquisition, and its respective directors, executive officers, affiliates and other persons may be deemed to be participants in the solicitation of proxies for the special meetings of NRDC Acquisition’s stockholders and NRDC Acquisition’s warrantholders to approve the proposed transaction. A list of the names of those directors and officers and descriptions of their interests in NRDC Acquisition is contained in NRDC Acquisition’s Annual Report. NRDC Acquisition’s stockholders and warrantholders may also obtain additional information about the interests of its directors and officers in the transactions by reading the preliminary proxy statement and other relevant materials to be filed by NRDC Acquisition with the SEC when they become available.

Disclaimer

This report (and the exhibits hereto) is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRDC ACQUISITION CORP.

Dated: August 13, 2009	By:	/s/ Richard A. Baker
Richard A. Baker
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Letter Agreement, dated August 10, 2009, among NRDC Acquisition Corp., Banc of America Securities LLC and NRDC Capital Management, LLC
10.2	Letter Agreement, dated August 10, 2009, among NRDC Acquisition Corp., Banc of America Securities LLC and William L. Mack
10.3	Letter Agreement, dated August 10, 2009, among NRDC Acquisition Corp., Banc of America Securities LLC and Robert C. Baker
10.4	Letter Agreement, dated August 10, 2009, among NRDC Acquisition Corp., Banc of America Securities LLC and Richard A. Baker
10.5	Letter Agreement, dated August 10, 2009, among NRDC Acquisition Corp., Banc of America Securities LLC and Lee S. Neibart
10.6	Letter Agreement, dated August 10, 2009, among NRDC Acquisition Corp., Banc of America Securities LLC and Michael J. Indiveri
10.7	Letter Agreement, dated August 10, 2009, among NRDC Acquisition Corp., Banc of America Securities LLC and Edward H. Meyer
10.8	Letter Agreement, dated August 10, 2009, among NRDC Acquisition Corp., Banc of America Securities LLC and Laura Pomerantz
10.9	Letter Agreement, dated August 10, 2009, among NRDC Acquisition Corp., Banc of America Securities LLC and Vincent Tese
10.10	Letter Agreement, dated August 10, 2009, among NRDC Acquisition Corp., Banc of America Securities LLC and Ronald W. Tysoe